Klaviyo Delivers Strong Q2 as Autonomous B2C CRM Strategy Gains Momentum
Second quarter revenue of $370.6 million, representing 26% year-over-year growth
Raises FY26 revenue guidance to $1.526 billion to $1.534 billion, for year-over-year growth of 24%

BOSTON, August 5, 2026 — Klaviyo (NYSE: KVYO), the autonomous B2C CRM, today announced results for its second quarter ended June 30, 2026.

“Software and the rise of AI agents are transforming consumer experience. But agents are only as good as the context behind them, and we’ve spent more than a decade building the real-time infrastructure that delivers that context at scale. The adoption we’ve seen of Composer and Customer Agent is proof that it works. Bringing on Agency’s team will accelerate what Klaviyo’s agents can do as we continue to build the autonomous B2C CRM,” said Andrew Bialecki, co-founder and co-CEO of Klaviyo.

Recent Business Highlights (all figures as of June 30, 2026):

●Three major product announcements: Released Composer; enhanced Customer Agent with Conversational Agent Builder, Custom Skills, Simulations, and API access for developers; and launched K:Social for general availability.
●Reached an agreement to acquire the team and technology of Agency, an AI-native customer success company, with co-founder and CEO Elias Torres to become Chief Product Officer following closing.
●Expanded AI ecosystem with new Anthropic Claude integration and native Figma integration, and launched as Shopify Sidekick and Stripe Projects partners.
●Added new customers Warner Music Group, the San Francisco 49ers, and Claire’s, and a regional expansion with The Body Shop.
●Total customers exceeded 205,000, and the cohort of customers generating over $50,000 of ARR increased 36% year over year to 4,477.
●Drove continued international expansion with 35% year-over-year revenue growth outside the Americas, and hosted our largest K:LDN ever.
●Platform adoption is strong with 20% of our ARR coming from customers using 3 or more products.
●Delivered NRR of 109%, up one percentage point year-over-year, driven by customer expansions, cross-sell and strong retention.

“Our autonomous B2C CRM strategy is landing as brands of all sizes around the globe consolidate onto Klaviyo. We closed the quarter at a nearly $1.5 billion annualized run rate, with Q2 revenue growth of 26% year-over-year, supported by broad-based strength across enterprise, international, and multi-product. We continued to convert that growth efficiently, with annualized revenue per employee up 28% year over year. We are once again raising our full-year revenue outlook and continuing to invest strategically in growth,” said Amanda Whalen, CFO of Klaviyo.

Second Quarter 2026 Financial Highlights:

$ in millions (except per share amounts)

Q2 FY26
Revenue	$370.6
YoY Growth	26%
Gross Profit	$269.1
Gross Margin	73%
Non-GAAP Gross Profit	$271.9
Non-GAAP Gross Margin	73%
Operating Loss	$(15.0)
Operating Margin	(4)%
Non-GAAP Operating Income	$50.9
Non-GAAP Operating Margin	14%
Net loss per share, basic and diluted	$(0.03)
Non-GAAP net income per share, basic	$0.19
Non-GAAP net income per share, diluted	$0.19
Cash from Operating Activities	$93.9
Free Cash Flow	$82.9

Financial Outlook

$ in millions	FY26-Q3 Guidance		FY26 Guidance
	Low	High	Low	High
Revenue	$377	$381	$1,526	$1,534
Year-over-year Growth Rate	21.5%	22.5%	24%

Non-GAAP Operating Income	$40	$43	$212	$218
Non-GAAP Operating Margin	10.5%	11%	14%

Fully Diluted Shares Outstanding (Millions)	286		293

Klaviyo has not provided a reconciliation of non-GAAP operating income guidance measures to the most directly comparable GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Stock-based compensation-related charges, including employer payroll tax-related items on employee stock transactions, are impacted by the timing of employee stock transactions, the future fair market value of our common stock, and our future hiring and retention needs, all of which are difficult to predict and subject to constant change.

Dilutive Securities

Klaviyo has various dilutive securities. The table below details these securities (shares in millions; rounding differences may occur):

	Price as of June 30, 2026	Weighted Average Exercise Price	Shares
Share price	$15.10
Common stock outstanding as of 6/30/2026			289.0
Warrants outstanding			1.7
RSUs and PSUs outstanding			22.3
Options outstanding		$3.05	1.4
ESPP shares outstanding			0.2
Total estimated fully diluted shares			314.6

We have excluded the impact of the Shopify investment option of 15,743,174 shares at $88.93 per share as it was out of the money as of June 30, 2026. The investment option expires on July 28, 2030.

Conference Call Information

In conjunction with this announcement, Klaviyo will host a conference call for investors at 4:30 p.m. ET (1:30 p.m. PT) today to discuss the results for its second quarter ended June 30, 2026 and its outlook for its third quarter ending September 30, 2026 and fiscal year ending December 31, 2026. The live webcast and a replay of the webcast will be available at the Investor Relations section of Klaviyo’s website: https://investors.klaviyo.com (live and replay).

Select Defined Terms

Customers. We define a customer as a distinct paid subscription to our platform. A single organization could have multiple discrete contracting divisions or subsidiaries or brands each with paid subscriptions to our platform, which would, in general, constitute multiple distinct customers. In some cases at the customer’s request, we allow subscriptions under the same parent organization to be consolidated into a single paid subscription in which case such consolidated paid subscriptions would constitute a single customer. We measure our total number of customers as a point-in-time calculation measured as of the end of a particular period. Customers do not include persons or entities that use our platform on a free trial basis.
Customers Generating Over $50,000 of ARR. We calculate our number of customers generating over $50,000 of ARR (as defined below) as those customers that have an average ARR of greater than $50,000 over the prior twelve months (or the entire duration of the customer’s paying relationship, if it is less than twelve months) as of the date of determination. We believe the number of customers generating over $50,000 of ARR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it is an indicator of our ability to grow the number of customers that are exceeding this ARR threshold, both from our existing customers expanding their usage of our platform and from our sales to larger customers. We believe this is an important indicator of our ability to continue to successfully move up market.
Dollar-Based Net Revenue Retention Rate. We calculate our Dollar-Based Net Revenue Retention Rate (“NRR”) by first identifying the cohort of customers as of twelve months prior to the date of determination. We then calculate the Annualized Recurring Revenue (“ARR”) from this customer cohort as of twelve months prior to the date of determination (the “Prior Period ARR”) and the ARR from this customer cohort as of the date of determination (the “Current Period ARR”). ARR, for any date of determination, is the annualized value of existing paid subscriptions, which we calculate by taking the amount of revenue that we expect to receive in the next monthly period for our existing paid subscriptions, assuming no changes to such subscriptions in the next month, as of that date of determination, and multiplying that amount by twelve. Current Period ARR includes any expansion, price increases, and customer subscriptions that are deactivated and subsequently reactivated during the applicable twelve-month period and reflects contraction or attrition over the last twelve months from this customer cohort, but excludes any ARR from new customers in the current period. We then divide the total Current Period ARR by the total Prior Period ARR to arrive at the point-in-time NRR. We then calculate the weighted average point-in-time NRR as of the last day of each month in the current trailing twelve-month period to arrive at the NRR, with the weightings determined by the total ARR at the end of each period. We believe NRR is a key performance metric to help investors and others understand and evaluate our results of operations in the same manner as our management team, as it represents the expansion in usage of our platform by our existing customers, which is an important measure of the health of our business and future growth prospects. We measure Dollar-Based Net Revenue Retention Rate to measure this growth.

About Klaviyo

Klaviyo (CLAY-vee-oh) is an autonomous B2C CRM that powers more valuable customer experiences. We unify a flexible, scalable data platform, intelligence that gets smarter with every interaction, and action across Marketing and Service to help businesses turn real-time customer data into personalization at scale. High-growth enterprises like Mattel, TaylorMade, Glossier, Liquid Death, Daily Harvest and more than 205,000 other paying customers leverage Klaviyo’s actionable infrastructure and our more than 350 integrations to deliver measurable outcomes through faster, higher-quality experiences.

Source: Klaviyo, Inc.

Contact

Investor Relations
Brad Sills
ir@klaviyo.com

Press
Danielle Zanatta
press@klaviyo.com

Forward Looking Statements

This press release includes certain “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. Other than statements of historical facts, all statements contained in this press release, including, but not limited to, statements about Klaviyo’s outlook for the third quarter of fiscal year 2026 ending September 30, 2026 and the full fiscal year ending December 31, 2026, and Klaviyo’s expectations regarding possible or assumed business strategies, potential growth and innovation opportunities, new products, potential market opportunities, use of artificial intelligence and machine learning, and other similar matters, are forward-looking statements. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “going to,” “guidance,” “intend,” “keep,” “may,” “opportunity,” “outlook,” “plan,” “potential,” “predict,” “project,” “shall,” “should,” “strategy,” “target,” “will,” “would,” or words of similar meaning or similar references to future periods may identify these forward-looking statements, although not all forward-looking statements contain these identifying words.
Forward-looking statements reflect management’s beliefs, expectations and assumptions about future events as of the date hereof, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. These risks include, among others, the following: our ability to achieve future growth and sustain our growth rate; our ability to successfully execute our business and growth strategy, such as the success of our investment in our key growth initiatives and our ability to recognize effective areas for growth; our ability to successfully integrate with third-party platforms; our relationships with third parties, such as our marketing agency and technology partners; unfavorable conditions in our industry; our ability to attract new customers, including mid-market and enterprise customers, retain revenue from existing customers and increase sales from both new and existing customers; our ability to leverage artificial intelligence and machine learning in our products; our ability to sustain strong international growth; the success of our marketing and sales strategies; costs and expenses associated with being a public company; the impact of macroeconomic factors, including tariffs; as well as other risks and uncertainties set forth under the caption “Risk Factors” and elsewhere in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, as filed with the Securities and Exchange Commission (the “SEC”), and the other filings and reports we make with the SEC from time to time, which may be obtained on our Investor Relations website at https://investors.klaviyo.com and on the SEC website at www.sec.gov. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor(s) may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. In light of the risks, uncertainties, assumptions, and other factors, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Therefore, you should not rely on any of the forward-looking statements. Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Other than as required by law, we assume no obligation to update any forward-looking statements contained in this press release in the event of new information, future developments or otherwise.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with generally accepted accounting principles in the United States (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating income, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP net income, non-GAAP net income per share, basic, non-GAAP net income per share, diluted, free cash flow, and free cash flow margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please see the accompanying tables for reconciliations of these non-GAAP financial measures to their nearest GAAP equivalents.

Our non-GAAP gross profit, non-GAAP operating income, non-GAAP operating expenses, and non-GAAP net income exclude certain significant expenses and income that are required by GAAP to be recorded in our consolidated financial statements. These may include, among others, (i) material amortization of prepaid marketing expenses, (ii) stock-based compensation and related employer payroll taxes, and (iii) significant, one-time restructuring expenses. Our non-GAAP gross margin is calculated as non-GAAP gross profit divided by total revenue. Our non-GAAP operating margin is calculated as non-GAAP operating income divided by total revenue. Our non-GAAP net income per share, basic, is calculated as non-GAAP net income divided by weighted average shares outstanding - basic for purposes of calculating non-GAAP net income per share. Our non-GAAP net income per share, diluted, is calculated as non-GAAP net income divided by weighted average shares outstanding - diluted for purposes of calculating non-GAAP net income per share. Free cash flow is defined as cash and cash equivalents provided by or used in operating activities less purchases of property and equipment, capitalization of software development costs, and purchases of other non-current assets. Free cash flow margin is a non-GAAP financial measure that is calculated as free cash flow divided by total revenue.
Stock-based compensation expense includes the net effects of capitalization and amortization of stock-based compensation expense related to capitalized software. Stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of the compensation provided to our employees. Because of varying available valuation methodologies, subjective assumptions, and the variety of equity instruments that can impact a company’s non-cash expenses, we believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for meaningful comparisons between our operating results from period to period. When evaluating the performance of its business and making operating plans, Klaviyo does not consider these items (for example, when considering the impact of equity award grants, the company places a greater emphasis on the amount of overall stockholder dilution than the accounting charges associated with such grants). The amount of employer payroll tax-related items on employee stock transactions is dependent on restricted stock unit settlements, option exercises, related stock price, and other factors that are beyond Klaviyo’s control and that do not correlate to the operation of the business. The expense related to amortization of prepaid marketing expense of warrants issued to Shopify is dependent upon estimates and assumptions; therefore, Klaviyo believes non-GAAP measures that adjust for the amortization of prepaid marketing expense provide investors a consistent basis for comparison across accounting periods. Klaviyo believes that the economic impact of the partnership is best measured in the form of stockholder dilution and as such we have provided a reconciliation that shows the full dilutive impact of all outstanding equity instruments. Overall, Klaviyo believes it is useful to exclude these expenses in order to better understand the long-term performance of its core business and to facilitate comparison of its results period-over-period and to those of peer companies. All of these non-GAAP financial measures are important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.
We believe that all these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to decision making by our management, who use these measures as important tools for financial and operational decision-making and for evaluating Klaviyo’s own operating results over different periods of time.
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures versus their nearest GAAP equivalents. Other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Further, stock-based compensation expense has been, and will continue to be for the foreseeable future, a significant recurring expense in Klaviyo’s business and an important part of the compensation provided to attract and retain its employees to create long-term incentive alignment with stockholders.

Klaviyo, Inc.
Condensed Consolidated Balance Sheet (Unaudited)
(In Thousands)
	As of
	June 30, 2026	December 31, 2025
Assets
Current assets:
Cash and cash equivalents	$832,639	$1,064,875
Restricted cash	738	738
Accounts receivable, net of allowance for doubtful accounts	79,393	60,714
Deferred contract acquisition costs, current	37,768	29,634
Prepaid expenses and other current assets	57,869	50,115
Total current assets	1,008,407	1,206,076

Property and equipment, net	89,093	80,341
Right-of-use assets, net	92,793	101,126
Deferred contract acquisition costs, non-current	59,705	47,769
Prepaid marketing expense	122,600	132,849
Other non-current assets	11,571	12,443
Total assets	$1,384,169	$1,580,604
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$38,502	$29,072
Accrued expenses	140,761	125,159
Lease liabilities, current	23,325	24,757
Deferred revenue	119,539	103,245
Total current liabilities	322,127	282,233

Lease liabilities, non-current	90,600	95,991
Other non-current liabilities	4,418	5,820
Total liabilities	417,145	384,044
Stockholders' equity
Preferred stock	—	—
Common stock - Series A	131	144
Common stock - Series B	158	160
Treasury Stock	20	—
Additional paid-in capital	1,843,479	2,073,209
Accumulated deficit	(876,764)	(876,953)
Total stockholders' equity	967,024	1,196,560
Total liabilities and stockholders' equity	$1,384,169	$1,580,604

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended June 30,
	2026	2025
Revenue	$370,576	$293,117
Cost of revenue	101,474	71,236
Gross profit	269,102	221,881
Operating expenses:
Selling and marketing	139,300	126,632
Research and development	91,932	72,459
General and administrative	52,833	54,116
Total operating expenses	284,065	253,207
Operating loss	(14,963)	(31,326)
Other expense	(505)	(898)
Interest income	8,362	9,743
Total other income, net	7,857	8,845
Loss before income taxes	(7,106)	(22,481)
Provision for income taxes	1,743	1,800
Net loss	$(8,849)	$(24,281)

Net loss per share attributable to Series A and Series B common stockholders	$(0.03)	$(0.09)
Weighted average common shares outstanding	296,851,806	284,928,388

Klaviyo, Inc.
Condensed Consolidated GAAP Statement of Operations (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Six Months Ended June 30,
	2026	2025
Revenue	$728,581	$572,944
Cost of revenue	190,586	138,936
Gross profit	537,995	434,008
Operating expenses:
Selling and marketing	273,355	250,159
Research and development	171,964	141,808
General and administrative	105,894	97,117
Total operating expenses	551,213	489,084
Operating loss	(13,218)	(55,076)
Other expense	(941)	(1,562)
Interest income	17,773	19,002
Total other income, net	16,832	17,440
Income (loss) before income taxes	3,614	(37,636)
Provision for income taxes	3,425	734
Net income (loss)	$189	$(38,370)

Net income (loss) per share attributable to Series A and Series B common stockholders
Basic	$—	$(0.14)
Diluted	$—	$(0.14)

Weighted average common shares outstanding
Basic	300,597,853	279,674,052
Diluted	301,908,020	279,674,052

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Three Months Ended June 30,
	2026	2025
Operating activities
Net loss	$(8,849)	$(24,281)
Adjustments to reconcile net loss to net cash provided by operating activities
Depreciation and amortization expense	7,274	3,931
Non-cash operating lease costs	7,254	6,620
Amortization of deferred contract acquisition costs	10,803	7,222
Amortization of prepaid marketing expense	13,225	13,225
Loss on disposal of property and equipment	28	—
Bad debt expense	353	(281)
Stock-based compensation expense	51,347	45,404
Changes in operating assets and liabilities:
Accounts receivable	(7,444)	(4,653)
Deferred contract acquisition costs	(19,459)	(11,627)
Prepaid expenses, prepaid taxes, and other assets	(576)	1,403
Accounts payable	16,665	8,520
Accrued expenses	23,862	9,267
Deferred revenue	8,046	6,524
Operating lease liabilities	(7,195)	(5,899)
Other non-current liabilities	(1,456)	350
Net cash provided by operating activities	93,878	55,725
Investing activities
Acquisition of property and equipment	(6,556)	(2,060)
Capitalization of software development costs	(4,439)	(5,247)
Purchase of other non-current assets	(20)	—
Net cash used in investing activities	(11,015)	(7,307)
Financing activities
Proceeds from exercise of common stock options	82	589
Proceeds from exercise of warrants	4	4
Employee taxes paid related to net share settlement of stock-based awards	(2,079)	(4,569)
Proceeds from employee stock purchase plan	748	2,641
Payments for share repurchases	(233,569)	—
Net cash used in financing activities	(234,814)	(1,335)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(151,951)	47,083
Cash, cash equivalents, and restricted cash, beginning of period	985,328	889,171
Cash, cash equivalents, and restricted cash, end of period	$833,377	$936,254

Klaviyo, Inc.
Condensed Consolidated Statement of Cash Flows (Unaudited)
(In Thousands)
	Six Months Ended June 30,
	2026	2025
Operating activities
Net income (loss)	$189	$(38,370)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	13,610	8,712
Non-cash operating lease costs	14,251	12,395
Amortization of deferred contract acquisition costs	20,434	13,830
Amortization of prepaid marketing expense	26,449	26,449
Gain on derecognition of asset retirement obligation	—	(588)
Loss on disposal of property and equipment	156	419
Bad debt expense	989	1,536
Stock-based compensation expense	93,150	83,731
Changes in operating assets and liabilities:
Accounts receivable	(19,668)	(17,283)
Deferred contract acquisition costs	(40,504)	(22,628)
Prepaid expenses, prepaid taxes, and other assets	(6,405)	(4,504)
Accounts payable	12,325	9,204
Accrued expenses	11,030	(9,548)
Deferred revenue	16,294	18,214
Operating lease liabilities	(12,741)	(11,291)
Other non-current liabilities	(1,402)	(191)
Net cash provided by operating activities	128,157	70,087
Investing activities
Acquisition of property and equipment	(18,222)	(4,745)
Capitalization of software development costs	(8,004)	(10,303)
Purchase of other non-current assets	(505)	—
Net cash used in investing activities	(26,731)	(15,048)
Financing activities
Proceeds from exercise of common stock options	797	1,466
Proceeds from exercise of warrants	7	7
Employee taxes paid related to net share settlement of stock-based awards	(4,879)	(8,948)
Proceeds from employee stock purchase plan	3,982	6,103
Payments for share repurchases	(333,569)	—
Net cash used in financing activities	(333,662)	(1,372)
Net (decrease) increase in cash, cash equivalents, and restricted cash	(232,236)	53,667
Cash, cash equivalents, and restricted cash, beginning of period	1,065,613	882,587
Cash, cash equivalents, and restricted cash, end of period	$833,377	$936,254

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Three Months Ended June 30,
	2026	2025
Gross profit	$269,102	$221,881
Stock-based compensation	2,665	1,955
Employer payroll tax on employee stock transactions	103	248
Non-GAAP gross profit	$271,870	$224,084
Gross margin	72.6%	75.7%
Non-GAAP gross margin	73.4%	76.4%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Three Months Ended June 30,
	2026	2025
Operating loss	$(14,963)	$(31,326)
Stock-based compensation	51,347	45,404
Employer payroll tax on employee stock transactions	1,329	13,591
Amortization of prepaid marketing	13,225	13,225
Non-GAAP operating income	$50,938	$40,894
Operating margin	(4.0)%	(10.7)%
Non-GAAP operating margin	13.7%	14.0%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Three Months Ended June 30,
	2026	2025
Net loss	$(8,849)	$(24,281)
Stock-based compensation	51,347	45,404
Employer payroll tax on employee stock transactions	1,329	13,591
Amortization of prepaid marketing	13,225	13,225
Non-GAAP net income	$57,052	$47,939

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.19	$0.17
Diluted	$0.19	$0.16

Shares used in non-GAAP per share calculations:
Basic	296,851,806	284,928,388
Diluted	298,014,313	304,877,359

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Three Months Ended June 30,
	2026	2025
Selling and marketing	$139,300	$126,632
Stock-based compensation	(13,822)	(14,329)
Employer payroll tax on employee stock transactions	(447)	(898)
Amortization of prepaid marketing	(13,225)	(13,225)
Non-GAAP Selling and marketing	$111,806	$98,180

Research and development	$91,932	$72,459
Stock-based compensation	(19,892)	(18,643)
Employer payroll tax on employee stock transactions	(574)	(1,109)
Non-GAAP Research and development	$71,466	$52,707

General and administrative	$52,833	$54,116
Stock-based compensation	(14,968)	(10,477)
Employer payroll tax on employee stock transactions	(205)	(11,336)
Non-GAAP General and administrative	$37,660	$32,303

Total operating expenses	$284,065	$253,207
Stock-based compensation	(48,682)	(43,449)
Employer payroll tax on employee stock transactions	(1,226)	(13,343)
Amortization of prepaid marketing	(13,225)	(13,225)
Non-GAAP Total operating expenses	$220,932	$183,190

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Three Months Ended June 30,
	2026	2025
Cash provided by operating activities	$93,878	$55,725
Acquisition of property and equipment	(6,556)	(2,060)
Capitalization of software development costs	(4,439)	(5,247)
Purchase of other non-current assets	(20)	—
Employer taxes for executive option exercises	—	10,833
Free cash flow	$82,863	$59,251
Operating cash flow margin	25.3%	19.0%
Free cash flow margin	22.4%	20.2%

Klaviyo, Inc.
Reconciliation of Gross Profit to Non-GAAP Gross Profit (Unaudited)
(In Thousands)

	Six Months Ended June 30,
	2026	2025
Gross profit	$537,995	$434,008
Stock-based compensation	4,763	3,712
Employer payroll tax on employee stock transactions	236	669
Non-GAAP gross profit	$542,994	$438,389
Gross margin	73.8%	75.8%
Non-GAAP gross margin	74.5%	76.5%

Klaviyo, Inc.
Reconciliation of Operating Loss to Non-GAAP Operating Income (Unaudited)
(In Thousands)

	Six Months Ended June 30,
	2026	2025
Operating loss	$(13,218)	$(55,076)
Stock-based compensation	93,150	83,731
Employer payroll tax on employee stock transactions	3,125	18,201
Amortization of prepaid marketing	26,449	26,449
Non-GAAP operating income	$109,506	$73,305
Operating margin	(1.8)%	(9.6)%
Non-GAAP operating margin	15.0%	12.8%

Klaviyo, Inc.
Reconciliation of Net Loss to Non-GAAP Net Income (Unaudited)
(In Thousands, Except Share and Per Share Data)

	Six Months Ended June 30,
	2026	2025
Net loss	$189	$(38,370)
Stock-based compensation	93,150	83,731
Employer payroll tax on employee stock transactions	3,125	18,201
Amortization of prepaid marketing	26,449	26,449
Non-GAAP net income	$122,913	$90,011

Non-GAAP net income per share attributable to Series A and Series B common stockholders:
Basic	$0.41	$0.32
Diluted	$0.41	$0.29

Shares used in non-GAAP per share calculations:
Basic	300,597,853	279,674,052
Diluted	301,908,020	305,291,843

Klaviyo, Inc.
Reconciliation of Operating Expenses to Non-GAAP Expenses (Unaudited)
(In Thousands)

	Six Months Ended June 30,
	2026	2025
Selling and marketing	$273,355	$250,159
Stock-based compensation	(24,342)	(26,426)
Employer payroll tax on employee stock transactions	(1,018)	(2,250)
Amortization of prepaid marketing	(26,449)	(26,449)
Non-GAAP Selling and marketing	$221,546	$195,034

Research and development	$171,964	$141,808
Stock-based compensation	(36,877)	(34,831)
Employer payroll tax on employee stock transactions	(1,339)	(3,225)
Non-GAAP Research and development	$133,748	$103,752

General and administrative	$105,894	$97,117
Stock-based compensation	(27,168)	(18,762)
Employer payroll tax on employee stock transactions	(532)	(12,057)
Non-GAAP General and administrative	$78,194	$66,298

Total operating expenses	$551,213	$489,084
Stock-based compensation	(88,387)	(80,019)
Employer payroll tax on employee stock transactions	(2,889)	(17,532)
Amortization of prepaid marketing	(26,449)	(26,449)
Non-GAAP Total operating expenses	$433,488	$365,084

Klaviyo, Inc.
Reconciliation of Operating Cash Flow to Free Cash Flow (Unaudited)
(In Thousands)

	Six Months Ended June 30,
	2026	2025
Cash provided by operating activities	$128,157	$70,087
Acquisition of property and equipment	(18,222)	(4,745)
Capitalization of software development costs	(8,004)	(10,303)
Purchase of other non-current assets	(505)	—
Employer taxes for executive option exercises	—	10,833
Free cash flow	$101,426	$65,872
Operating cash flow margin	17.6%	12.2%
Free cash flow margin	13.9%	11.5%